UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1: Reports to Shareholders

Annual Report | October 31, 2011

Vanguard WindsorTM Fund

> Vanguard Windsor Fund returned about 4% for the 12 months ended October 31, 2011. The fund trailed its benchmark and also slightly lagged the average return of peer funds for the period.

> The fund rallied over the first half of the fiscal year but gave up ground in the second half amid widespread concern about the shaky global economy.

> Energy and consumer discretionary holdings were major contributors to the fund’s returns, while materials stocks weighed most on performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard Windsor Fund
Investor Shares	4.15%
Admiral™ Shares	4.26
Russell 1000 Value Index	6.16
Multi-Cap Value Funds Average	4.35
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$12.56	$12.92	$0.170	$0.000
Admiral Shares	42.37	43.59	0.615	0.000

1

Chairman’s Letter

Dear Shareholder,

It was seemingly a tale of two stock markets for Vanguard Windsor Fund in the fiscal year ended October 31, 2011. En route to a return of about 4% for the period, Windsor rallied for the first six months before struggling in the second half amid growing concerns about the economic outlook both nationally and internationally. The fund’s overall performance lagged that of its benchmark, the Russell 1000 Value Index, and also slightly trailed the average return of multi-capitalization value funds.

Windsor wasn’t helped by its value-oriented approach. Growth stocks outpaced their value counterparts over the 12 months as investors favored companies that seemed better positioned to thrive in a period of economic uncertainty. As is sometimes the case with Windsor’s deep-value approach, the advisors’ investment judgments were out of step with the market consensus. Its holdings in all but two sectors trailed those same sectors in the benchmark.

If you own shares of the Windsor Fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

A positive finish to an anxious 12 months
U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in

2

fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Volatility has been a theme in international markets, too. International stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected fast-changing sentiment
Bonds produced strong returns, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%. Yields drifted higher (and prices lower) as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade the U.S. government

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

3

debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Windsor encounters challenges and inhospitable climate
Vanguard Windsor Fund’s value-oriented holdings produced subpar returns over the 12 months. Although the fund rallied about 12% in the period’s final month, its full-year return didn’t measure up to those of the broad stock market or its comparative standards. Windsor invests in out-of-favor companies its advisors anticipate will post better earnings and attract investor interest as the business cycle progresses, but hopes for improvement dimmed in the latter part of the year. Investors were worried about stubbornly high U.S. unemployment as well as the potential global fallout from the European debt crisis.

The fund’s weak spots were especially evident in the materials sector. The troubled global economy reduced the demand for many commodities, and materials stocks tend to rise and fall

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.33%	0.22%	1.28%

The fund expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratios were 0.39% for Investor Shares and 0.29% for Admiral Shares. The increase from the estimated expense ratios reflects a performance-based advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Value Funds.

4

according to those business cycles. Although the sector is one of Windsor’s smallest by weight, the fund’s stocks were hit particularly hard. The poorest performance came from the containers and packaging industry, but the paper and forest products, construction materials, metals and mining, and chemicals subsectors were also trouble spots.

Energy stocks made a sizable contribution to Windsor’s result. The fund held several of the major integrated oil and gas firms, albeit at levels below those in the benchmark. These stocks rose, especially in the period’s first few months, as political turmoil in North Africa and the Middle East increased fear of oil shortages and drove up crude prices.

The financial sector––Windsor’s largest––returned –3% as major diversified banks dealt with a seemingly never-ending stream of problems, including mortgage-related defaults, regulatory pressures, and poor investment banking results. Windsor’s insurance holdings posted good results, however, and prevented a worse showing.

Consumer discretionary, health care, information technology, and consumer staples stocks added approximately 1 percentage point each to the fund’s return. Of that group, consumer staples produced the highest return. Tobacco and food products were bright spots for the fund.

Total Returns
Ten Years Ended October 31, 2011
Average
Annual Return
Windsor Fund Investor Shares	3.74%
Russell 1000 Value Index	4.57
Multi-Cap Value Funds Average	3.93
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

You can find more information about Windsor’s performance and positioning in the Advisors’ Report, which follows this letter.

A prior poor year can affect long-term performance
The markets charted a tumultuous course over the past ten years, a period that included the middle of the dot-com bust, several years of economic expansion, the worst financial crisis since the Great Depression, and a gradual recovery that remains shaky. That continued comeback was in jeopardy through the spring and summer as the broad markets fell for five straight months before sprinting ahead again in October.

Over the decade, the Windsor Fund registered an average annual return of 3.74%. This was lower than both the 4.82% average annual gain of the broad market, as measured by the Dow Jones Total Stock Market Index, and the annualized 4.57% result of the fund’s benchmark. It also slightly trailed the 3.93% average annual return of peer funds.

While we counsel investors that it’s wise to evaluate fund performance over the long term, it’s important to note that a fund’s record can be heavily influenced by short-term results. Windsor’s ten-year results are clouded by its –44% return for the 2008 fiscal year, when the financial crisis and poor stock selection took a weighty toll, leaving the fund far behind its benchmark.

Although the recent fiscal year also wasn’t one of the fund’s best, we are confident in the investment strategy and abilities of Windsor’s two advisors. The fund, which was launched in 1958, has experienced market conditions of every sort. Its search for underappreciated stocks can mean success for patient investors willing to endure the markets’ inevitable volatility.

Contrarian approach can result in rewards
The Windsor Fund has built its record and reputation by smartly identifying undervalued companies before the market. Quite often, this contrarian approach can result in outperformance. However, there are also times when the advisors’ beliefs either aren’t embraced or take longer than expected to be rewarded.

While a long-term focus is vital for stock market investing, extra resolve is sometimes required when a fund’s strategy is based on holding out-of-favor stocks. Companies that seem like weeds one year can blossom into roses the next.

Along with encouraging a long view, Vanguard advises building a portfolio that is diversified within and across asset classes and tailored to your unique risk tolerance, goals, and time horizon. Vanguard Windsor

6

Fund, with its experienced advisors and low costs, can play a useful role as an actively managed value fund in such a plan.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2011

7

Advisors’ Report

For the fiscal year ended October 31, 2011, the Investor Shares of Vanguard Windsor Fund returned 4.15%, while the lower-cost Admiral Shares returned 4.26%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how the portfolio positioning reflects this assessment. These reports were prepared on November 16, 2011.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	8,148	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on deeply undervalued
			securities.
AllianceBernstein L.P.	29	3,353	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	2	229	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

Wellington Management Company, LLP

Portfolio Manager:
James N. Mordy, Senior Vice President and Equity Portfolio Manager

The past year was a volatile one for equities, with a broad advance during the first half followed by a steep drop as adverse macro developments called into question the sustainability of the economic recovery. The market then surged in October on encouraging corporate earnings, slightly better economic data, and some movement toward resolution of the sovereign debt crisis in Europe. The S&P 500 Index returned slightly more than 8% for the period.

Our performance fell short of the index, with most of the underperformance coming during the market’s corrective phase. Much like 2008, this was a period of extreme risk aversion on the part of investors. In such a climate, where no price is too high for safety and investors are unwilling to look past the immediate macro headwinds, our contrarian value investing style can be challenged. We did help cushion the downside by trimming back our cyclical exposure prior to the market slide. As sentiment improves, as we saw in October, we expect our performance relative to the broad market to improve.

For the year, our best-performing sector was consumer staples. Japan Tobacco stood out, advancing more than 66%. Sales volume proved more resilient to tax-driven price hikes than most investors had feared, and the company navigated skillfully through a period of severe disruption caused by the earthquake.

We also had positive results in the health care and consumer discretionary sectors. We overweighted health care, a relatively defensive sector that outperformed the S&P 500 for the period. And we had meaningful gains in our two HMOs, UnitedHealth and CIGNA, where premium increases have more than offset increased costs. The consumer discretionary sector outgained the broad index as consumer spending held up much better than the dismal confidence surveys suggested. Buck Holdings (Dollar General) management continues to execute brilliantly in a challenging retail environment, winning market share and successfully expanding its store base.

Our worst-performing sector was industrials. Delta Air Lines stock dropped, returning –39% on a combination of adverse macro factors, and we trimmed our position size significantly. A swap of our successful John Deere holding into Fiat Industrial, which we believe offers more valuation upside, proved ill-timed given the escalating debt crisis in Europe. Materials was another difficult sector. We ran into a buzz saw with Sino-Forest, the leading forest products company in China, amid questions about the legitimacy of its accounting practices and timberland leases. We await the results of an ongoing independent investigation, which we believe could still validate a significant amount of the asset value. Owens-Illinois stock returned –28% for the year, initially

9

because of sluggish consumption of beverages globally and then because of operating inefficiencies as the company ramped up to meet improved demand.

And finally, we were hurt by underweightings in utilities and REITs (two groups in which many investors have sought higher yields, but where we see little value), an overweighting in U.S. banks (which are in much better shape than they were during the 2008 liquidity crisis but are now at even better valuations), and by our decision not to chase certain fully valued “safety” stocks.

During the year we were net buyers in financials and health care and net sellers in several of the more cyclical sectors, such as consumer discretionary, information technology, and energy. Recently, we have increasingly felt that a lot of bad news was being discounted and have begun to opportunistically push back into some more cyclical fare. Cooper Industries and Eaton Corporation are two diversified industrial companies with exposure to attractive opportunities, such as energy efficiency, power management, and oil and gas infrastructure, that we were able to buy at single-digit multiples of midcycle earnings. Occidental Petroleum had underperformed because of production shortfalls caused by temporary factors but, unlike its peers, it generates significant free cash flow, which allows for a reasonable dividend and some cushion should commodity prices weaken further.

Recent economic data suggest that the U.S. economy continues to expand at a slow pace. This is threatened by the crisis in Europe, where we believe a worst-case outcome will be avoided, but not without more anguish and a long period of fiscal retrenchment. Corporate balance sheets are strong, with high profitability and ample free cash generation. The silver lining in a more subdued outlook for global economic growth is less inflationary pressure.

This should allow many emerging market governments to loosen their monetary policies, which could further stimulate investors’ appetite for risk. We feel that we have tremendous value in our portfolio and that our discipline will produce rewards for shareholders over the long term.

AllianceBernstein L.P.

Portfolio Managers:
Joseph G. Paul, Chief Investment Officer, U.S. Large-Cap Value Equities and North American Value Equities

Gregory L. Powell, Director of Research, U.S. Large-Cap Value Equities

Equities fell over the past 12 months as investors fled risk en masse amid growing fears that the European debt crisis and renewed economic weakness could push the global economy into recession. It was an especially brutal period for value stocks, which suffered one of the worst slumps in the past 40 years, surpassed only by the internet bubble burst and the depths of the 2008 market collapse. Reflecting its exposure to deep-value stocks, our portion of the Windsor Fund declined more than its value benchmark index.

Investors are understandably drawing parallels between the current market turmoil and the global financial crisis of

10

2008. We see significant differences: The U.S. economy is still growing, companies are more profitable, and U.S. banks and households have repaired their balance sheets. Interest rates remain at historic lows, while deferred capital spending has created pent-up demand. We expect the global economic recovery to continue, although growth will be sluggish.

Of course, until improvements materialize, stocks are likely to remain volatile, especially when unpredictable government policies are having such a big influence on macroeconomic outcomes. Nonetheless, we continue to believe that the current conditions are creating exceptional opportunities that will pay off in the long term. After the recent pullback, equities look very attractively valued, particularly versus bonds. The U.S. equity risk premium—the gap between the long-term expected return on stocks and 10-year Treasury yields—now matches the historical peak of early 2009, which turned out to be an excellent year for stocks.

Extreme risk aversion has also created large price distortions—and ripe conditions for stock-picking. By our analysis, the discounts on the cheapest stocks versus the most expensive are on par with the levels of the peak of the financial crisis in early 2009, which marked the beginning of a strong rally in value stocks.

We continued to increase the portfolio’s exposure to the large U.S. value opportunity, taking advantage of the indiscriminate sell-off among economically sensitive stocks to add to our energy, technology, and consumer positions. Our research insights give us a high degree of conviction in our forecasts and, hence, their upside potential. We expect these holdings to perform well even if economic growth remains muted, as these companies continue to benefit from leaner cost structures, solid competitive advantages, and restructuring initiatives that are just beginning to bear fruit.

However, recognizing that markets are likely to remain unusually volatile in the near term, we also continue to emphasize companies with good shock absorbers—namely, strong current profitability and healthy balance sheets. Remarkably, we are finding high-quality stocks trading at similar or bigger discounts than those in early 2009—despite the vast improvement in profitability and balance-sheet quality since then.

We understand that the portfolio’s recent performance is extremely unsettling. But we also strongly believe that when markets stop acting purely on macro concerns and gain the confidence to reward cheap stocks that offer strong cash flows and earnings, the portfolio can achieve the performance that you expect and that it has delivered over the long term.

11

Windsor Fund

Fund Profile
As of October 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.33%	0.22%
30-Day SEC Yield	1.62%	1.72%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	158	656	3,749
Median Market Cap	$24.6B	$37.5B	$30.4B
Price/Earnings Ratio	12.8x	13.0x	14.9x
Price/Book Ratio	1.6x	1.4x	2.1x
Return on Equity	16.1%	13.7%	19.1%
Earnings Growth Rate	4.9%	0.5%	7.2%
Dividend Yield	2.2%	2.6%	2.0%
Foreign Holdings	13.6%	0.0%	0.0%
Turnover Rate	49%	—	—
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.4%	8.9%	12.4%
Consumer Staples	7.4	7.8	10.1
Energy	12.5	12.5	10.7
Financials	19.9	25.3	15.1
Health Care	16.9	12.4	11.1
Industrials	7.9	9.0	10.9
Information
Technology	14.3	9.1	19.3
Materials	3.7	2.7	4.3
Telecommunication
Services	1.1	4.7	2.6
Utilities	2.9	7.6	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.97	0.98
Beta	1.03	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	2.7%
Comcast Corp.	Cable & Satellite	2.6
Pfizer Inc.	Pharmaceuticals	2.2
UnitedHealth Group Inc.	Managed Health
	Care	2.0
ACE Ltd.	Property & Casualty
	Insurance	2.0
Arrow Electronics Inc.	Technology
	Distributors	2.0
Buck Holdings LP Private	General
Placement	Merchandise Stores	1.9
JPMorgan Chase & Co.	Diversified Financial
	Services	1.9
Cisco Systems Inc.	Communications
	Equipment	1.7
Amgen Inc.	Biotechnology	1.7
Top Ten		20.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratios were 0.39% for Investor Shares and 0.29% for Admiral Shares.

12

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor Fund Investor Shares	4.15%	-2.22%	3.74%	$14,436
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.82	16,011
Russell 1000 Value Index	6.16	-2.05	4.57	15,637
Multi-Cap Value Funds Average	4.35	-1.66	3.93	14,697
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Windsor Fund Admiral Shares	4.26%	-2.11%	3.47%	$70,236
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.31	76,178
Russell 1000 Value Index	6.16	-2.05	4.17	75,146
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	-3.53%	-3.60%	2.71%
Admiral Shares	11/12/2001	-3.42	-3.50	2.29[1]
1 Return since inception.

14

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (13.1%)
*,2	Buck Holdings LP
	Private Placement	NA	228,277
	Comcast Corp.	8,941,200	205,648
	Home Depot Inc.	4,573,100	163,717
*	Toll Brothers Inc.	6,637,800	115,763
	Comcast Corp. Class A	4,090,100	95,913
	TJX Cos. Inc.	1,353,100	79,738
	Virgin Media Inc.	3,132,200	76,363
3	MDC Holdings Inc.	2,646,126	59,273
	Kohl’s Corp.	1,100,800	58,353
	Viacom Inc. Class B	1,107,440	48,561
	Time Warner Cable Inc.	693,800	44,188
*	General Motors Co.	1,654,700	42,774
	Lowe’s Cos. Inc.	1,611,900	33,882
*	TRW Automotive
	Holdings Corp.	735,800	30,977
	Lear Corp.	628,000	29,460
*	Ford Motor Co.	2,363,000	27,600
	Macy’s Inc.	787,900	24,055
*	DIRECTV Class A	527,300	23,971
	News Corp. Class A	1,277,300	22,378
	Gannett Co. Inc.	1,632,909	19,089
*	NVR Inc.	29,370	18,878
*	Big Lots Inc.	456,000	17,187
	McGraw-Hill Cos. Inc.	389,900	16,571
*	GameStop Corp. Class A	481,400	12,309
	Foot Locker Inc.	508,085	11,107
	Limited Brands Inc.	231,900	9,905
	Newell Rubbermaid Inc.	538,540	7,970
	CBS Corp. Class B	306,100	7,900
			1,531,807
Consumer Staples (7.2%)
	Japan Tobacco Inc.	31,044	155,163
	Tyson Foods Inc. Class A	6,780,300	130,860
	Molson Coors Brewing Co.
	Class B	3,087,300	130,716
	CVS Caremark Corp.	3,373,500	122,458

			Market
			Value
		Shares	($000)
	Procter & Gamble Co.	786,400	50,322
	Archer-Daniels-Midland Co.	1,736,800	50,263
	Lorillard Inc.	450,700	49,874
	Altria Group Inc.	1,764,100	48,601
	Kroger Co.	1,528,900	35,440
*	Constellation Brands Inc.
	Class A	1,479,000	29,905
*	Smithfield Foods Inc.	723,800	16,546
	Reynolds American Inc.	203,200	7,860
	ConAgra Foods Inc.	250,000	6,333
	Philip Morris
	International Inc.	83,600	5,841
			840,182
Energy (12.2%)
^	Statoil ASA ADR	5,383,700	136,907
*	Southwestern Energy Co.	3,050,900	128,260
	Chevron Corp.	1,147,800	120,576
	Apache Corp.	1,183,300	117,892
	Canadian Natural
	Resources Ltd.	2,805,200	99,164
	Noble Corp.	2,737,800	98,396
	Inpex Corp.	14,441	95,341
	ConocoPhillips	1,328,900	92,558
	Consol Energy Inc.	1,949,759	83,372
	Occidental Petroleum Corp.	847,500	78,767
	Anadarko Petroleum Corp.	881,400	69,190
	BP plc ADR	1,493,500	65,983
	Marathon Petroleum Corp.	1,521,750	54,631
	Marathon Oil Corp.	1,643,500	42,780
	Devon Energy Corp.	617,900	40,132
	Exxon Mobil Corp.	480,800	37,546
	Transocean Ltd.	558,100	31,895
*	Weatherford
	International Ltd.	1,420,300	22,015
*	McDermott
	International Inc.	952,000	10,453
			1,425,858
Exchange-Traded Fund (0.8%)
4	Vanguard Value ETF	1,839,100	95,412

15

Windsor Fund

			Market
			Value
		Shares	($000)
Financials (19.2%)
	Wells Fargo & Co.	12,346,200	319,890
	ACE Ltd.	3,264,200	235,512
	JPMorgan Chase & Co.	6,565,250	228,208
	Ameriprise Financial Inc.	3,327,900	155,346
	Unum Group	6,269,900	149,474
	Citigroup Inc.	3,504,500	110,707
	BB&T Corp.	4,637,000	108,228
	BlackRock Inc.	646,100	101,948
	Bank of America Corp.	14,370,800	98,153
	Banco Santander
	Brasil SA ADR	10,577,100	96,252
	Principal Financial
	Group Inc.	3,708,200	95,597
	Weyerhaeuser Co.	5,151,200	92,619
	Swiss Re AG	1,662,031	90,744
	Invesco Ltd.	4,265,754	85,614
	Everest Re Group Ltd.	933,500	83,940
	Travelers Cos. Inc.	1,131,200	66,005
*	E*Trade Financial Corp.	3,039,800	32,982
	Moody’s Corp.	755,000	26,795
	Legg Mason Inc.	702,900	19,330
*	Berkshire Hathaway Inc.
	Class B	243,600	18,967
	PNC Financial Services
	Group Inc.	284,300	15,270
	Chubb Corp.	184,900	12,397
	US Bancorp	400,000	10,236
	XL Group plc Class A	170,700	3,711
			2,257,925
Health Care (16.4%)
	Pfizer Inc.	13,279,900	255,771
	UnitedHealth Group Inc.	4,927,000	236,447
	Amgen Inc.	3,439,400	196,974
	Merck & Co. Inc.	5,031,700	173,594
	Medtronic Inc.	3,483,100	121,003
	Daiichi Sankyo Co. Ltd.	5,796,000	112,585
	CIGNA Corp.	2,526,100	112,007
	Roche Holding AG	680,705	111,683
	Johnson & Johnson	1,702,200	109,605
	Covidien plc	1,777,700	83,623
	McKesson Corp.	997,300	81,330
	Teva Pharmaceutical
	Industries Ltd. ADR	1,951,800	79,731
	WellPoint Inc.	969,800	66,819
	AstraZeneca plc ADR	1,236,420	59,237
*	Gilead Sciences Inc.	1,224,400	51,008
*	HCA Holdings Inc.	2,121,600	49,752
*	Health Net Inc.	650,000	18,063
	Aetna Inc.	242,700	9,650
			1,928,882
Industrials (7.6%)
	Pentair Inc.	3,235,000	116,298
	Dover Corp.	2,041,700	113,376
	Eaton Corp.	2,209,000	99,007
	Cooper Industries plc	1,864,000	97,785

			Market
			Value
		Shares	($000)
*	Delta Air Lines Inc.	11,112,200	94,676
	Honeywell
	International Inc.	1,717,700	90,008
	General Electric Co.	4,783,100	79,926
	United Parcel Service Inc.
	Class B	891,600	62,626
*	Fiat Industrial SPA	6,877,227	59,877
	Northrop Grumman Corp.	594,900	34,355
	Ingersoll-Rand plc	585,700	18,233
	Tyco International Ltd.	258,800	11,788
	CSX Corp.	333,900	7,416
	Union Pacific Corp.	70,000	6,970
			892,341
Information Technology (13.9%)
*,3	Arrow Electronics Inc.	6,426,550	231,677
	Cisco Systems Inc.	10,712,200	198,497
	ASML Holding NV	3,918,200	164,290
	Avago Technologies Ltd.	4,012,700	135,509
	Texas Instruments Inc.	4,081,100	125,412
	Western Union Co.	6,218,800	108,642
	Microsoft Corp.	3,840,800	102,281
	Linear Technology Corp.	2,709,000	87,528
	Oracle Corp.	2,434,700	79,785
	Accenture plc Class A	1,275,800	76,880
	Hewlett-Packard Co.	2,596,665	69,097
	Intel Corp.	2,508,700	61,564
	Corning Inc.	2,652,500	37,904
	Applied Materials Inc.	2,896,800	35,689
*	Flextronics
	International Ltd.	5,145,800	33,782
*	Lam Research Corp.	443,900	19,083
*	Micron Technology Inc.	3,037,800	16,981
	Visa Inc. Class A	150,400	14,026
*	Dell Inc.	772,500	12,213
	Advanced Semiconductor
	Engineering Inc. ADR	1,927,881	8,521
	Motorola Solutions Inc.	169,400	7,947
	Seagate Technology plc	231,331	3,736
			1,631,044
Materials (3.6%)
	Potash Corp. of
	Saskatchewan Inc.	1,796,300	85,019
	Rexam plc	14,310,633	79,325
*	Owens-Illinois Inc.	3,916,000	78,633
	LyondellBasell
	Industries NV Class A	2,123,300	69,772
	Agrium Inc.	577,700	47,539
	Incitec Pivot Ltd.	11,000,000	39,844
	Dow Chemical Co.	655,000	18,261
*,^	Sino-Forest Corp.	3,223,900	3,521
			421,914
Telecommunication Services (1.0%)
	CenturyLink Inc.	1,749,500	61,687
	AT&T Inc.	1,974,700	57,879
			119,566

16

Windsor Fund

		Market
		Value
	Shares	($000)
Utilities (2.8%)
PG&E Corp.	2,610,300	111,982
Northeast Utilities	1,723,900	59,595
DTE Energy Co.	730,000	38,041
CMS Energy Corp.	1,250,398	26,033
NV Energy Inc.	1,580,500	25,351
CenterPoint Energy Inc.	1,022,700	21,313
NiSource Inc.	868,400	19,183
Atmos Energy Corp.	549,700	18,866
American Electric
Power Co. Inc.	150,000	5,892
		326,256
Total Common Stocks
(Cost $10,718,610)		11,471,187
Temporary Cash Investments (1.9%)[1]
Money Market Fund (0.2%)
[5,6] Vanguard Market Liquidity
Fund, 0.128%	25,271,034	25,271

	Face
	Amount
	($000)
Repurchase Agreement (1.4%)
Bank of America
Securities, LLC 0.110%,
11/1/11 (Dated 10/31/11,
Repurchase Value
$167,501,000,
collateralized by Federal
Home Loan Mortgage
Corp. 4.00%, 10/1/41
and Federal National
Mortgage Assn.
3.09%, 3/1/41)	167,500	167,500

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
[7,8]	Federal Home Loan Bank
	Discount Notes, 0.075%,
	11/16/11	10,000	10,000
7	Federal Home Loan Bank
	Discount Notes, 0.025%,
	12/9/11	2,500	2,500
[8,9]	Freddie Mac
	Discount Notes, 0.040%,
	11/28/11	7,500	7,500
[8,9]	Freddie Mac
	Discount Notes, 0.035%,
	12/27/11	10,000	9,998
			29,998
Total Temporary Cash Investments
	(Cost $222,770)		222,769
	Total Investments (99.7%)
	(Cost $10,941,380)		11,693,956
Other Assets and Liabilities (0.3%)
	Other Assets		150,834
	Liabilities[6]		(114,643)
			36,191
	Net Assets (100%)		11,730,147

17

Windsor Fund

At October 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	14,298,090
Undistributed Net Investment Income	34,419
Accumulated Net Realized Losses	(3,355,002)
Unrealized Appreciation (Depreciation)
Investment Securities	752,576
Futures Contracts	111
Foreign Currencies	(47)
Net Assets	11,730,147

Investor Shares—Net Assets
Applicable to 521,483,654 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,736,142
Net Asset Value Per Share—
Investor Shares	$12.92

Admiral Shares—Net Assets
Applicable to 114,559,478 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,994,005
Net Asset Value Per Share—
Admiral Shares	$43.59

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $9,163,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 0.7%, respectively, of net assets.
2 Restricted security represents 1.9% of net assets. Shares not applicable for this private placement.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $12,655,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
8 Securities with a value of $24,999,000 have been segregated as initial margin for open futures contracts.
9 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	223,172
Interest[2]	470
Security Lending	2,353
Total Income	225,995
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,442
Performance Adjustment	3,901
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,594
Management and Administrative—Admiral Shares	5,915
Marketing and Distribution—Investor Shares	1,569
Marketing and Distribution—Admiral Shares	919
Custodian Fees	263
Auditing Fees	31
Shareholders’ Reports—Investor Shares	171
Shareholders’ Reports—Admiral Shares	80
Trustees’ Fees and Expenses	28
Total Expenses	44,913
Expenses Paid Indirectly	(909)
Net Expenses	44,004
Net Investment Income	181,991
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,131,645
Futures Contracts	26,190
Foreign Currencies and Forward Currency Contracts	(10,374)
Realized Net Gain (Loss)	1,147,461
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(784,637)
Futures Contracts	(3,978)
Foreign Currencies	(174)
Change in Unrealized Appreciation (Depreciation)	(788,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	540,663

1 Dividends are net of foreign withholding taxes of $4,053,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $6,428,000, $271,000, and $51,573,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	181,991	205,559
Realized Net Gain (Loss)	1,147,461	118,095
Change in Unrealized Appreciation (Depreciation)	(788,789)	1,543,926
Net Increase (Decrease) in Net Assets Resulting from Operations	540,663	1,867,580
Distributions
Net Investment Income
Investor Shares	(97,694)	(126,673)
Admiral Shares	(73,770)	(75,870)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(171,464)	(202,543)
Capital Share Transactions
Investor Shares	(1,510,081)	(684,753)
Admiral Shares	191,699	(113,168)
Net Increase (Decrease) from Capital Share Transactions	(1,318,382)	(797,921)
Total Increase (Decrease)	(949,183)	867,116
Net Assets
Beginning of Period	12,679,330	11,812,214
End of Period[1]	11,730,147	12,679,330
1 Net Assets—End of Period includes undistributed net investment income of $34,419,000 and $24,065,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.56	$10.97	$9.51	$19.52	$19.27
Investment Operations
Net Investment Income	.184	.190[1]	.197	.279	.298
Net Realized and Unrealized Gain (Loss)
on Investments	.346	1.586	1.486	(7.985)	1.782
Total from Investment Operations	.530	1.776	1.683	(7.706)	2.080
Distributions
Dividends from Net Investment Income	(.170)	(.186)	(.223)	(.289)	(.301)
Distributions from Realized Capital Gains	—	—	—	(2.015)	(1.529)
Total Distributions	(.170)	(.186)	(.223)	(2.304)	(1.830)
Net Asset Value, End of Period	$12.92	$12.56	$10.97	$9.51	$19.52

Total Return[2]	4.15%	16.31%	18.22%	-43.88%	11.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,736	$7,999	$7,610	$7,041	$14,490
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.33%	0.33%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.59%[1]	2.03%	1.91%	1.50%
Portfolio Turnover Rate	49%	50%	61%[4]	55%	40%

1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.03%), (0.05%), (0.03%), and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$42.37	$37.01	$32.08	$65.90	$65.04
Investment Operations
Net Investment Income	.664	.685[1]	.701	.999	1.085
Net Realized and Unrealized Gain (Loss)
on Investments	1.171	5.348	5.020	(26.974)	6.019
Total from Investment Operations	1.835	6.033	5.721	(25.975)	7.104
Distributions
Dividends from Net Investment Income	(.615)	(.673)	(.791)	(1.047)	(1.085)
Distributions from Realized Capital Gains	—	—	—	(6.798)	(5.159)
Total Distributions	(.615)	(.673)	(.791)	(7.845)	(6.244)
Net Asset Value, End of Period	$43.59	$42.37	$37.01	$32.08	$65.90

Total Return	4.26%	16.44%	18.38%	-43.85%	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,994	$4,680	$4,203	$4,723	$9,770
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.22%	0.20%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.70%[1]	2.16%	2.04%	1.62%
Portfolio Turnover Rate	49%	50%	61%[3]	55%	40%

1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.03%), (0.05%), (0.03%), and (0.01%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. The fund had no open forward currency contracts at the end of the fiscal year.

23

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral, however such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

24

Windsor Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $3,901,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $1,871,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2011, these arrangements reduced the fund’s management and administrative expenses by $908,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). These inputs may include the fund’s cost basis for recently acquired investments, market values of relevant reference assets, and adjustments based on liquidity or estimated disposal costs.

The following table summarizes the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,494,827	744,562	231,798
Temporary Cash Investments	25,271	197,498	—
Futures Contracts—Liabilities[1]	(3,011)	—	—
Total	10,517,087	942,060	231,798
1 Represents variation margin on the last day of the reporting period.

25

Windsor Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2011. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2010	206,299
Transfers into Level 3	4,462
Transfers out of Level 3	(53,068)
Change in Unrealized Appreciation (Depreciation)	74,105
Balance as of October 31, 2011	231,798

F. Realized net gain (loss) on derivatives for the year ended October 31, 2011, was:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	26,190	—	26,190
Forward Currency Contracts	—	(10,201)	(10,201)
Realized Net Gain (Loss) on Derivatives	26,190	(10,201)	15,989

At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2011	1,721	107,502	(1,893)
E-mini S&P MidCap 400 Index	December 2011	335	29,684	2,004

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2011, the fund realized net foreign currency losses of $173,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

26

Windsor Fund

For tax purposes, at October 31, 2011, the fund had $61,156,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $3,354,840,000 to offset future net capital gains of $1,124,395,000 through October 31, 2016, and $2,230,445,000 through October 31, 2017.

At October 31, 2011, the cost of investment securities for tax purposes was $10,941,380,000. Net unrealized appreciation of investment securities for tax purposes was $752,576,000, consisting of unrealized gains of $1,485,742,000 on securities that had risen in value since their purchase and $733,166,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $6,249,074,000 of investment securities and sold $7,551,131,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	733,317	55,351	749,394	62,784
Issued in Lieu of Cash Distributions	95,561	6,994	123,675	10,531
Redeemed	(2,338,959)	(177,965)	(1,557,822)	(130,102)
Net Increase (Decrease)—Investor Shares	(1,510,081)	(115,620)	(684,753)	(56,787)
Admiral Shares
Issued	959,824	21,461	419,342	10,255
Issued in Lieu of Cash Distributions	66,478	1,442	67,848	1,713
Redeemed	(834,603)	(18,797)	(600,358)	(15,059)
Net Increase (Decrease)—Admiral Shares	191,699	4,106	(113,168)	(3,091)

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2010		Proceeds from		Oct. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	231,114	4,119	61,598	—	231,677
MDC Holdings Inc.	80,802	5,767	17,214	3,065	59,273
	311,916			3,065	290,950

K. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2011

Special 2011 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $171,464,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.15%	-2.22%	3.74%
Returns After Taxes on Distributions	3.96	-3.07	2.94
Returns After Taxes on Distributions and Sale of Fund Shares	2.98	-1.85	3.16

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$885.96	$1.85
Admiral Shares	1,000.00	886.19	1.38
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.24	$1.99
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122011

Annual Report | October 31, 2011

Vanguard WindsorTM II Fund

> For the fiscal year ended October 31, 2011, Vanguard Windsor II Fund returned 7.48% for Investor Shares and 7.56% for Admiral Shares.

> The fund outpaced the return of its benchmark index by more than 1 percentage point and the average return of its large-cap value fund peers by more than 3 percentage points.

> Returns from the financial sector accounted for the lion’s share of the fund’s outperformance. Consumer staples and consumer discretionary holdings also made significant contributions, while information technology detracted.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard Windsor II Fund
Investor Shares	7.48%
Admiral™ Shares	7.56
Russell 1000 Value Index	6.16
Large-Cap Value Funds Average	4.35
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$24.37	$25.68	$0.523	$0.000
Admiral Shares	43.26	45.59	0.959	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor II Fund’s Investor Shares returned 7.48% for the fiscal year ended October 31, 2011, and Admiral Shares returned 7.56%. The fund outpaced its benchmark, the Russell 1000 Value Index, which returned 6.16%, and handily beat its large-cap value fund peer group, which had an average return of 4.35%.

Energy stocks generated solid returns during the period. Compared with the benchmark, financials were a notable bright spot for the fund, which held some of the sector’s better performers while avoiding its trouble spots. Consumer staples and discretionary stocks were also sources of strength, but information technology stocks detracted.

Note: If you own shares of Windsor II in a taxable account, you may wish to review information about the fund’s after-tax returns later in this report.

A positive finish to an anxious 12 months
U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Volatility has been a theme in international markets, too. International stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected fast-changing sentiment
Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in

Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a rating agency’s decision to downgrade U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

Advisors’ stock selection drives outperformance
Vanguard Windsor II Fund’s six advisors each have their own distinct investment style, which enhances the fund’s diversification; however, they all focus on bottom-up stock selection, seeking companies with below-average price/earnings ratios and above-average yields.

The fund’s holdings in consumer-oriented sectors held up nicely during the period, given the weakness in the economy. The fund had a large stake in tobacco stocks, which did especially well, and holdings in other areas, such as household products, beverages, and food and staples retailing, also boosted returns. Compared with the benchmark, selections among media and consumer services companies helped significantly.

Energy stocks were also solid performers, especially in the first half of the fiscal year, as a result of higher oil prices stemming from tensions in the Middle East and North Africa as well as increased demand from emerging markets. These pressures eased in the second half of the year, and the price of oil pulled back from its April peak, but energy still generated the highest sector returns for the fund and the benchmark over the full 12 months.

Financial stocks produced a negative return for the fund, but Windsor II’s holdings held up better than their counterparts in the

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.35%	0.27%	1.27%

The fund expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Value Funds.

index and were the main reason the fund was able to outdistance its large-cap value benchmark. Financial stocks, which account for more than one-quarter of the index, performed poorly overall, as financial firms struggled with bad loans and a tough lending environment. The fund, though, had limited or no exposure to a number of the worst-performing stocks among investment banks, brokerages, and financial services giants during the period. It also got a boost from its investments in credit card companies unscathed by some of the problems plaguing the broader banking industry.

The fund’s heavy exposure to information technology hurt its performance overall and detracted most relative to the benchmark. Over the past few years, once high-flying IT stocks have begun to attract value investors, including the advisors of Windsor II. Many of these companies have strong balance sheets and high barriers to entry in their businesses. During the past 12 months, however, technology stocks continued to struggle as the business climate grew chillier. A few IT services companies managed to perform well, but a number of the fund’s holdings in computer hardware and communications equipment companies dropped sharply.

Still a step ahead of its benchmark after a very trying decade
Vanguard Windsor II’s solid performance over the past decade can be attributed to both its advisors and its strategy. The fund uses a multimanager approach, which includes both fundamental and quantitative

Total Returns
Ten Years Ended October 31, 2011
Average
Annual Return
Windsor II Fund Investor Shares	4.69%
Russell 1000 Value Index	4.57
Large-Cap Value Funds Average	2.95
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

techniques and helps bring diversification to the portfolio. Yet all of its advisors are focused on the same goal of identifying and investing in value stocks—stocks with below-average price/earnings ratios and above-average yields.

This strategy has proven itself over time. The last ten years were marked by a succession of challenges, some of which continued to plague the financial markets during the past 12 months. But at the end of an unusually troubled decade, the fund’s Investor Shares nevertheless managed to post an average annualized return of 4.69%, ahead of the fund’s benchmark (4.57%) and well out in front of its large-cap value fund peers (2.95%).

Navigate rough waters with a steady strategy
The recovery, correction, and rally in the stock market over the past 12 months illustrate just how unpredictable the markets can be. Fortunately, successful long-term investing does not involve predicting market movements. Studies have shown that the long-term performance of a portfolio is largely determined by how you allocate your assets, not how well you time the markets.

We believe investors should establish a plan based on their financial goals and risk tolerance that strikes a balance among stocks, bonds, and money market instruments—and should stick with that plan by rebalancing as needed through the markets’ inevitable ups and downs.

With its low costs and broad diversification among large- and mid-cap value stocks, Vanguard Windsor II Fund can play an important role in such an investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2011

Advisors’ Report

For the 12 months ended October 31, 2011, Vanguard Windsor II Fund returned more than 7%. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2011.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	61	20,550	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	18	6,032	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	9	3,064	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	6	2,019	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,421	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Quantitative Equity	0	134	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	560	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:
James P. Barrow, Executive Director

Investment environment: During one of the most volatile periods in history, the U.S. equity market and our portfolio posted positive fiscal-year returns, in sharp contrast to the equity markets in most countries. Conventional wisdom (many times wrong) recommended investing in non-U.S. equities, particularly emerging markets and the BRIC countries. That didn’t work during this period. Going forward, we expect our portfolio, with its below-market price/earnings ratio and high relative dividend yield, to generate good performance, the biggest worry being the questions surrounding sovereign debt. While the dollar was weak at the start of the period, it is likely to become the currency of choice.

Successes: Financial stocks were under pressure, but our holdings produced slightly positive relative results. The stock market is a discounting mechanism.

Shortfalls: Technology was the greatest drag on portfolio performance, primarily because of Hewlett-Packard, which fired its CEO over ethics, then also fired his replacement six months later. That sort of instability is hard to forecast.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Investment environment: The S&P 500 Index increased 8.1% over the last 12 months. The market generally rose from November through April, as the U.S. Federal Reserve instituted a second round of quantitative easing in an effort to improve growth. Conditions were also buoyed by healthy corporate earnings and improved economic growth. However, high levels of macroeconomic uncertainty began to take their toll as concerns over a slowdown in growth and the European debt crisis weighed on investors. Also contributing to the market’s unrest were Standard & Poor’s downgrade of the United States’ long-term credit rating and the downward revision of the nation’s GDP. However, in October the market rallied because of improved U.S. economic reports, continued robust corporate earnings, and optimism that the European Union summit near the end of the month would reduce the risk of a global pullback.

Successes: Stock selection in the consumer discretionary and energy sectors contributed to performance over the last 12 months. In consumer discretionary, shares of Comcast rose as the company continued to execute well. In energy, Conoco Phillips benefited from continued restructuring efforts, which included asset sales, debt reduction, and dividend increases.

Shortfalls: Stock selection in the consumer staples sector detracted from performance. Shares of Molson Coors Brewing fell as beer volumes were weaker than expected. The company also faced continued uncertainty about its capital deployment. Holdings in the information technology sector also hurt returns. Shares of Lender Processing Services, a technology services provider to the mortgage industry, declined amid weak mortgage volumes and the mortgage industry’s legal and regulatory overhang. We sold the stock from the portfolio.

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA
Chief Executive Officer and Co-Chief Investment Officer

John P. Mahedy, CPA
Director of Research and Co-Chief Investment Officer

The European sovereign-debt crisis has emerged as the primary threat to global economic growth. We remain cautiously optimistic that recent actions to contain the crisis will prove effective.

The energy, information technology, and health care sectors compose most of our portfolio, with each accounting for about 20% of total assets. The companies in these sectors are well-suited to the times; their strong balance sheets and above-average profitability gives them some resilience in a turbulent economy. Despite these characteristics, they are priced at a 30% discount to the equity market overall.

Unsurprisingly, the financial sector suffered most during the recent storm but now offers the greatest potential for recovery. Since these investments entail more than average risk, we have confined our total exposure to about 15% of total assets.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:
George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

Investment environment: The health of corporate America has vastly improved since the financial crisis, but the sovereign-debt situation in Europe has given investors pause. The implementation of Europe’s agreement remains uncertain and is likely to encounter obstacles. Other geopolitical and economic concerns also remain. We believe, however, that the dividends and earnings available to owners of equities are generous for the prices asked and sufficiently compensate investors for the risks at hand.

Successes: Positive stock selection in materials contributed most to our portfolio’s performance.

Shortfalls: We paid a penalty because of our overweight position in low-valuation stocks. The lowest-valued quintile of the index, as measured by price-to-book ratio, lagged the highest-valued quintile by nearly 18 percentage points. This dynamic hindered our strategy, which emphasizes attractively valued stocks. Stock selection in financials and technology also detracted.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and Chief Investment Officer

Investment environment: The market remains volatile and driven by macro concerns. Political gridlock in Washington, the ongoing European debt crisis, and the potential for a hard landing among emerging world economies all contributed to the global market sell-off this summer, before a sharp rebound in October. We believe that the recovery will survive these challenges and that the current market offers many attractive investment opportunities. We continue to favor companies in corporate America that have global exposure and strong balance sheets and generate high levels of free cash flow.

Successes: The portfolio posted solid returns, driven by a large overweight in energy coupled with strong stock selection. El Paso, our top performer, rose on the announcement of Kinder Morgan’s offer to acquire the company.

Halliburton and Chevron were also standouts. In consumer discretionary, stock selection helped performance, led by Comcast and Wyndham. MasterCard was also a strong performer.

Shortfalls: The largest drag on our relative performance was a lack of exposure to utilities. Despite strong relative returns, our overweight in technology also detracted. Hewlett-Packard fell on negative earnings revisions and concerns about management’s strategy and execution, and we exited the position.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

Investment environment: Amid the large- and small-cap value stocks our benchmark focuses on, energy and utilities companies were the best performers, while the results of financial and materials companies were weaker.

Although we experienced two distinct market trends in the first and second halves of the year, our diversified multi-factor stock selection model performed well throughout, with four of our five key model components contributing over the entire period. The portfolio benefited most from the valuation component of our model; factors focusing on quality and management decision signals also produced strong results.

Successes: Our stock selection outperformed in seven of ten sectors and was strongest in financials, where underweight positions in Bank of America and Morgan Stanley contributed most to our relative returns.

Shortfalls: Our results were disappointing in industrials, where Hertz Global did not perform as expected, and in energy, where we were underweighted in a solid performer, Williams Co.

Windsor II Fund

Fund Profile
As of October 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.35%	0.27%
30-Day SEC Yield	2.29%	2.37%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	256	656	3,749
Median Market Cap	$44.6B	$37.5B	$30.4B
Price/Earnings Ratio	12.4x	13.0x	14.9x
Price/Book Ratio	1.8x	1.4x	2.1x
Return on Equity	20.7%	13.7%	19.1%
Earnings Growth Rate	2.4%	0.5%	7.2%
Dividend Yield	2.7%	2.6%	2.0%
Foreign Holdings	6.7%	0.0%	0.0%
Turnover Rate	23%	—	—
Short-Term Reserves	2.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.8%	8.9%	12.4%
Consumer Staples	11.6	7.8	10.1
Energy	13.8	12.5	10.7
Financials	18.5	25.3	15.1
Health Care	13.6	12.4	11.1
Industrials	12.6	9.0	10.9
Information
Technology	12.3	9.1	19.3
Materials	1.8	2.7	4.3
Telecommunication
Services	3.2	4.7	2.6
Utilities	4.8	7.6	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.98
Beta	0.94	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
ConocoPhillips	Integrated Oil &
	Gas	3.5%
Pfizer Inc.	Pharmaceuticals	3.2
International Business	IT Consulting &
Machines Corp.	Other Services	3.2
Philip Morris
International Inc.	Tobacco	2.6
Microsoft Corp.	Systems Software	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Wells Fargo & Co.	Diversified Banks	2.4
Spectra Energy Corp.	Oil & Gas Storage &
	Transportation	2.4
American Express Co.	Consumer Finance	2.3
Johnson & Johnson	Pharmaceuticals	2.3
Top Ten		27.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor II Fund Investor Shares	7.48%	-0.86%	4.69%	$15,809
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.82	16,011
Russell 1000 Value Index	6.16	-2.05	4.57	15,637
Large-Cap Value Funds Average	4.35	-2.05	2.95	13,374
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	7.56%	-0.77%	4.79%	$79,838
Dow Jones U.S. Total Stock Market
Index	7.67	0.90	4.82	80,056
Russell 1000 Value Index	6.16	-2.05	4.57	78,185

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	-0.03%	-2.47%	3.52%
Admiral Shares	5/14/2001	0.06	-2.38	3.63

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.9%)[1]
Consumer Discretionary (7.4%)
	Carnival Corp.	9,869,586	347,508
	Comcast Corp.	14,316,753	329,285
	CBS Corp. Class B	8,726,674	225,236
	Target Corp.	4,000,000	219,000
2	Service Corp.
	International	21,527,536	215,275
	Lowe’s Cos. Inc.	5,291,667	111,231
	Wyndham
	Worldwide Corp.	3,302,890	111,208
	Lear Corp.	2,332,400	109,413
	Omnicom Group Inc.	2,299,300	102,273
	Genuine Parts Co.	1,392,448	79,968
*	AutoZone Inc.	236,003	76,368
	Newell Rubbermaid Inc.	4,485,400	66,384
*	Apollo Group Inc. Class A	1,364,600	64,614
	Hyundai Motor Co.	293,600	59,128
	International Game
	Technology	2,958,000	52,031
	Gap Inc.	2,638,600	49,870
	Viacom Inc. Class B	933,800	40,947
	JC Penney Co. Inc.	1,147,200	36,802
	Kohl’s Corp.	649,570	34,434
	Johnson Controls Inc.	837,500	27,579
	Interpublic Group
	of Cos. Inc.	2,458,600	23,308
	Magna International Inc.	600,300	22,901
*	General Motors Co.	827,900	21,401
*	Ford Motor Co.	1,773,995	20,720
	Time Warner Cable Inc.	310,600	19,782
	Home Depot Inc.	542,974	19,439
	Volkswagen AG	107,142	16,755
	Macy’s Inc.	33,050	1,009
	Limited Brands Inc.	21,850	933
*	DISH Network Corp.
	Class A	26,600	643
	Brinker International Inc.	27,050	619

			Market
			Value
		Shares	($000)
*	TRW Automotive
	Holdings Corp.	12,800	539
	Tupperware Brands Corp.	5,900	334
	Foot Locker Inc.	14,100	308
	Harman International
	Industries Inc.	5,850	253
	Walt Disney Co.	6,912	241
	Time Warner Inc.	3,799	133
*	Liberty Interactive Corp.
	Class A	2,700	44
			2,507,916
Consumer Staples (11.2%)
	Philip Morris
	International Inc.	12,690,953	886,717
	Imperial Tobacco Group
	plc ADR	8,778,125	641,110
	Diageo plc ADR	7,279,620	603,335
	Wal-Mart Stores Inc.	7,725,600	438,196
	Altria Group Inc.	12,440,807	342,744
	CVS Caremark Corp.	8,714,430	316,334
	Molson Coors
	Brewing Co. Class B	3,029,200	128,256
*	Energizer Holdings Inc.	1,318,400	97,285
*	Ralcorp Holdings Inc.	1,005,685	81,300
	Sysco Corp.	2,685,441	74,440
	General Mills Inc.	1,468,700	56,589
	Kraft Foods Inc.	1,480,261	52,076
	PepsiCo Inc.	329,900	20,767
	Safeway Inc.	851,600	16,495
	Kimberly-Clark Corp.	130,700	9,111
	Procter & Gamble Co.	67,890	4,344
	Lorillard Inc.	8,900	985
	Reynolds American Inc.	24,800	959
	Coca-Cola
	Enterprises Inc.	30,900	829
*	Smithfield Foods Inc.	34,150	781
	Tyson Foods Inc. Class A	16,900	326
	Hormel Foods Corp.	2,100	62
			3,773,041

Windsor II Fund

			Market
			Value
		Shares	($000)
Energy (13.2%)
	ConocoPhillips	17,096,489	1,190,770
	Spectra Energy Corp.	27,756,611	794,672
	Occidental
	Petroleum Corp.	8,029,057	746,221
	Chevron Corp.	2,156,709	226,562
	Marathon
	Petroleum Corp.	5,506,950	197,699
	Marathon Oil Corp.	6,317,600	164,447
	Devon Energy Corp.	2,007,012	130,355
	BP plc ADR	2,948,170	130,250
	Apache Corp.	1,288,785	128,402
	Royal Dutch Shell
	plc ADR	1,773,290	127,322
	Exxon Mobil Corp.	1,415,482	110,535
	Consol Energy Inc.	2,347,620	100,384
	Halliburton Co.	2,167,645	80,983
	Noble Corp.	1,825,078	65,593
	El Paso Corp.	2,577,734	64,469
	EQT Corp.	931,700	59,163
	Total SA ADR	1,003,400	52,478
*	Cameron
	International Corp.	757,469	37,222
	Valero Energy Corp.	1,161,000	28,561
	Gazprom OAO ADR	1,553,600	18,010
*	Cobalt International
	Energy Inc.	1,283,100	13,242
*	Tesoro Corp.	18,200	472
	Chesapeake Energy Corp.	14,500	408
	Patterson-UTI Energy Inc.	14,700	299
			4,468,519
Exchange-Traded Funds (1.0%)
3	Vanguard Total Stock
	Market ETF	3,197,800	205,555
3	Vanguard Value ETF	2,511,200	130,281
			335,836
Financials (17.8%)
	JPMorgan Chase & Co.	23,952,508	832,589
	Wells Fargo & Co.	31,206,196	808,553
	American Express Co.	15,413,850	780,249
	PNC Financial Services
	Group Inc.	11,634,281	624,877
	Capital One
	Financial Corp.	9,474,038	432,585
	Citigroup Inc.	10,077,859	318,360
	State Street Corp.	7,112,200	287,262
	XL Group plc Class A	13,148,132	285,840
	Bank of America Corp.	39,136,075	267,299
	SLM Corp.	19,135,452	261,582
	MetLife Inc.	4,343,278	152,710
	Travelers Cos. Inc.	2,357,700	137,572
	Ameriprise Financial Inc.	2,502,300	116,807
	Goldman Sachs
	Group Inc.	956,752	104,812

			Market
			Value
		Shares	($000)
	Prudential Financial Inc.	1,790,000	97,018
	Allstate Corp.	2,615,700	68,898
	Barclays plc	17,794,000	55,161
	Lincoln National Corp.	2,486,061	47,359
	BB&T Corp.	1,651,500	38,546
	American International
	Group Inc.	1,534,900	37,897
	Unum Group	1,543,200	36,790
	ACE Ltd.	503,382	36,319
	Janus Capital Group Inc.	4,595,300	30,145
	SunTrust Banks Inc.	1,510,700	29,806
	BNP Paribas SA	635,600	28,383
	PartnerRe Ltd.	419,100	26,076
	KeyCorp	3,010,082	21,251
	Morgan Stanley	1,075,100	18,965
*	Genworth Financial Inc.
	Class A	899,300	5,738
	US Bancorp	69,849	1,787
	Chubb Corp.	17,099	1,146
	Marsh &
	McLennan Cos. Inc.	32,600	998
	Progressive Corp.	44,200	840
*	Arch Capital Group Ltd.	22,500	809
	Moody’s Corp.	22,500	799
	Torchmark Corp.	19,400	794
	Leucadia National Corp.	29,100	781
*	NASDAQ OMX Group Inc.	29,200	731
	HCP Inc.	17,700	705
	Commerce
	Bancshares Inc.	17,200	667
	Reinsurance Group of
	America Inc. Class A	12,550	655
	Vornado Realty Trust	7,300	605
	Health Care REIT Inc.	10,400	548
	Aflac Inc.	11,000	496
	Kimco Realty Corp.	26,100	456
	Rayonier Inc.	10,650	444
	Hospitality
	Properties Trust	16,620	399
	Piedmont Office Realty
	Trust Inc. Class A	22,000	374
	Ventas Inc.	5,912	329
*	Berkshire Hathaway Inc.
	Class B	4,000	311
	NYSE Euronext	5,100	136
	Annaly Capital
	Management Inc.	6,500	110
	M&T Bank Corp.	300	23
			6,004,392
Health Care (13.1%)
	Pfizer Inc.	55,656,768	1,071,949
	Johnson & Johnson	11,967,150	770,565
	Baxter International Inc.	12,620,668	693,884
	Medtronic Inc.	15,204,900	528,218

Windsor II Fund

			Market
			Value
		Shares	($000)
	WellPoint Inc.	5,891,199	405,904
	Merck & Co. Inc.	5,654,729	195,088
	UnitedHealth Group Inc.	2,474,274	118,741
	Abbott Laboratories	2,159,222	116,317
	Amgen Inc.	1,914,326	109,634
	Quest Diagnostics Inc.	1,809,000	100,942
*	Gilead Sciences Inc.	1,973,000	82,195
	Covidien plc	1,196,481	56,283
*	Thermo Fisher
	Scientific Inc.	1,001,625	50,352
*	Express Scripts Inc.	702,493	32,125
	Eli Lilly & Co.	761,900	28,312
	Sanofi ADR	698,300	24,964
	Novartis AG ADR	398,500	22,503
	Bristol-Myers Squibb Co.	58,333	1,843
	Humana Inc.	10,310	875
	CIGNA Corp.	18,670	828
	AmerisourceBergen Corp.
	Class A	16,690	681
	Aetna Inc.	15,600	620
*	Forest Laboratories Inc.	9,200	288
*	Charles River Laboratories
	International Inc.	5,850	189
			4,413,300
Industrials (12.1%)
	Raytheon Co.	14,850,561	656,246
2	Cooper Industries plc	11,605,488	608,824
	Honeywell
	International Inc.	10,783,211	565,040
	General Electric Co.	32,864,607	549,168
	ITT Corp.	8,813,102	401,877
	Illinois Tool Works Inc.	8,185,730	398,072
*	Corrections Corp. of
	America	4,590,500	102,047
	Lockheed Martin Corp.	1,330,700	101,000
	Boeing Co.	1,528,200	100,540
	Norfolk Southern Corp.	1,185,200	87,693
	Northrop Grumman Corp.	1,186,776	68,536
	General Dynamics Corp.	864,000	55,460
	Dover Corp.	997,950	55,416
	United Parcel Service Inc.
	Class B	645,473	45,338
	United Technologies Corp. 560,245		43,688
	PACCAR Inc.	915,100	39,569
	CSX Corp.	1,587,130	35,250
	FedEx Corp.	385,500	31,546
	Republic Services Inc.
	Class A	1,084,700	30,871
	Ingersoll-Rand plc	898,135	27,959
	Cummins Inc.	272,000	27,045
	Tyco International Ltd.	583,248	26,567
*	WABCO Holdings Inc.	311,996	15,665
	Embraer SA ADR	493,200	13,721
*	Huntington Ingalls
	Industries Inc.	92,550	2,730

			Market
			Value
		Shares	($000)
	Parker Hannifin Corp.	9,400	767
	KBR Inc.	19,900	555
	3M Co.	6,626	524
	L-3 Communications
	Holdings Inc.	7,650	519
*	Hertz Global Holdings Inc.	33,100	384
	Cintas Corp.	7,700	230
	Pitney Bowes Inc.	6,100	124
			4,092,971
Information Technology (11.8%)
	International Business
	Machines Corp.	5,788,390	1,068,710
	Microsoft Corp.	32,854,640	874,919
	Intel Corp.	22,649,800	555,826
	Oracle Corp.	8,497,101	278,450
	Hewlett-Packard Co.	9,413,077	250,482
	Cisco Systems Inc.	6,745,200	124,989
	Corning Inc.	8,723,800	124,663
*	Google Inc. Class A	184,780	109,508
	Samsung
	Electronics Co. Ltd.	110,400	95,039
	Texas Instruments Inc.	2,997,100	92,101
*	EMC Corp.	3,038,300	74,469
*	eBay Inc.	1,929,949	61,430
	CA Inc.	2,453,828	53,150
	Mastercard Inc. Class A	151,375	52,564
*	Lexmark International Inc.
	Class A	1,551,894	49,195
*	Apple Inc.	77,890	31,528
*	Western Digital Corp.	957,700	25,513
*	Dell Inc.	1,586,600	25,084
	TE Connectivity Ltd.	577,175	20,519
	Motorola Solutions Inc.	19,845	931
	Applied Materials Inc.	67,000	825
*	Electronic Arts Inc.	29,800	696
*	LSI Corp.	94,300	589
*	IAC/InterActiveCorp	11,500	470
	Seagate Technology plc	23,100	373
	Jabil Circuit Inc.	15,800	325
*	Avnet Inc.	5,500	167
			3,972,515
Materials (1.7%)
	EI du Pont de
	Nemours & Co.	3,827,438	183,985
	Newmont Mining Corp.	1,824,400	121,925
	Monsanto Co.	998,300	72,626
	Ball Corp.	2,084,591	72,064
	Praxair Inc.	384,428	39,085
	Freeport-McMoRan
	Copper & Gold Inc.	668,900	26,930
	Mosaic Co.	397,095	23,254
	PPG Industries Inc.	125,400	10,836
	Bemis Co. Inc.	346,351	9,736
	International Paper Co.	32,200	892
	Cliffs Natural Resources Inc.	11,700	798

Windsor II Fund

			Market
			Value
		Shares	($000)
	Eastman Chemical Co.	16,100	633
	Dow Chemical Co.	20,100	560
			563,324
Telecommunication Services (3.0%)
	AT&T Inc.	14,373,607	421,291
	Vodafone Group plc ADR	13,225,400	368,195
	Verizon
	Communications Inc.	6,390,409	236,317
*	MetroPCS
	Communications Inc.	16,720	142
			1,025,945
Utilities (4.6%)
	Dominion Resources Inc.	10,739,814	554,067
2	CenterPoint Energy Inc.	25,894,913	539,650
	Entergy Corp.	2,996,778	207,287
	Edison International	2,003,100	81,326
	Exelon Corp.	1,244,200	55,230
	Public Service Enterprise
	Group Inc.	1,598,700	53,876
	Sempra Energy	843,700	45,332
	PPL Corp.	619,400	18,192
	Duke Energy Corp.	61,000	1,246
	American Electric
	Power Co. Inc.	27,200	1,068
	CMS Energy Corp.	39,800	829
	DTE Energy Co.	15,900	829
	Northeast Utilities	23,300	805
	Alliant Energy Corp.	19,100	779
	NiSource Inc.	34,700	766
	TECO Energy Inc.	40,300	748
	Ameren Corp.	11,700	373
	Southern Co.	3,100	134
	Consolidated Edison Inc.	1,600	93
			1,562,630
Total Common Stocks
(Cost $28,937,978)			32,720,389

			Market
			Value
		Shares	($000)
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.2%)
4	Vanguard Market
	Liquidity Fund,
	0.128%	1,071,949,881	1,071,950

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[5,6]	Fannie Mae
	Discount Notes,
	0.045%, 12/7/11	40,000	39,997
5	Fannie Mae
	Discount Notes,
	0.060%, 12/21/11	1,000	1,000
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 11/16/11	100	100
			41,097
Total Temporary Cash Investments
(Cost $1,113,048)			1,113,047
Total Investments (100.2%)
(Cost $30,051,026)			33,833,436
Other Assets and Liabilities (-0.2%)
Other Assets			185,465
Liabilities			(238,588)
			(53,123)
Net Assets (100%)			33,780,313

Windsor II Fund

At October 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	34,051,722
Undistributed Net Investment Income	193,112
Accumulated Net Realized Losses	(4,262,270)
Unrealized Appreciation (Depreciation)
Investment Securities	3,782,410
Futures Contracts	15,331
Foreign Currencies	8
Net Assets	33,780,313

Investor Shares—Net Assets
Applicable to 740,188,904 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,009,596
Net Asset Value Per Share—
Investor Shares	$25.68

Admiral Shares—Net Assets
Applicable to 323,992,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,770,717
Net Asset Value Per Share—
Admiral Shares	$45.59

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 2.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
6 Securities with a value of $33,097,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	866,935
Interest[2]	1,742
Security Lending	2,423
Total Income	871,100
Expenses
Investment Advisory Fees—Note B
Basic Fee	52,444
Performance Adjustment	(4,955)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	39,641
Management and Administrative—Admiral Shares	17,954
Marketing and Distribution—Investor Shares	4,288
Marketing and Distribution—Admiral Shares	2,895
Custodian Fees	443
Auditing Fees	33
Shareholders’ Reports—Investor Shares	233
Shareholders’ Reports—Admiral Shares	82
Trustees’ Fees and Expenses	74
Total Expenses	113,132
Expenses Paid Indirectly	(1,836)
Net Expenses	111,296
Net Investment Income	759,804
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,157,172
Futures Contracts	28,438
Foreign Currencies	201
Realized Net Gain (Loss)	1,185,811
Change in Unrealized Appreciation (Depreciation)
Investment Securities	607,786
Futures Contracts	8,967
Foreign Currencies	8
Change in Unrealized Appreciation (Depreciation)	616,761
Net Increase (Decrease) in Net Assets Resulting from Operations	2,562,376

1 Dividends are net of foreign withholding taxes of $2,714,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $58,780,000, $1,660,000, and $69,465,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	759,804	725,398
Realized Net Gain (Loss)	1,185,811	(399,047)
Change in Unrealized Appreciation (Depreciation)	616,761	3,508,044
Net Increase (Decrease) in Net Assets Resulting from Operations	2,562,376	3,834,395
Distributions
Net Investment Income
Investor Shares	(406,021)	(453,946)
Admiral Shares	(317,250)	(282,936)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(723,271)	(736,882)
Capital Share Transactions
Investor Shares	(3,015,077)	(1,721,406)
Admiral Shares	654,417	170,368
Net Increase (Decrease) from Capital Share Transactions	(2,360,660)	(1,551,038)
Total Increase (Decrease)	(521,555)	1,546,475
Net Assets
Beginning of Period	34,301,868	32,755,393
End of Period[1]	33,780,313	34,301,868
1 Net Assets—End of Period includes undistributed net investment income of $193,112,000 and $156,378,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.37	$22.22	$20.56	$37.84	$35.14
Investment Operations
Net Investment Income	.557	.495	.580	.777	.803
Net Realized and Unrealized Gain (Loss)
on Investments	1.276	2.151	1.750	(13.804)	4.145
Total from Investment Operations	1.833	2.646	2.330	(13.027)	4.948
Distributions
Dividends from Net Investment Income	(.523)	(.496)	(.670)	(.799)	(.790)
Distributions from Realized Capital Gains	—	—	—	(3.454)	(1.458)
Total Distributions	(.523)	(.496)	(.670)	(4.253)	(2.248)
Net Asset Value, End of Period	$25.68	$24.37	$22.22	$20.56	$37.84

Total Return[1]	7.48%	12.05%	11.96%	-38.02%	14.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,010	$20,921	$20,695	$19,400	$33,821
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.35%	0.38%	0.32%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.08%	2.96%	2.66%	2.19%
Portfolio Turnover Rate	23%	29%	41%	37%	51%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01)%, (0.01%), (0.01%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$43.26	$39.46	$36.51	$67.18	$62.41
Investment Operations
Net Investment Income	1.025	.914	1.064	1.431	1.491
Net Realized and Unrealized Gain (Loss)
on Investments	2.264	3.811	3.112	(24.497)	7.348
Total from Investment Operations	3.289	4.725	4.176	(23.066)	8.839
Distributions
Dividends from Net Investment Income	(.959)	(.925)	(1.226)	(1.473)	(1.481)
Distributions from Realized Capital Gains	—	—	—	(6.131)	(2.588)
Total Distributions	(.959)	(.925)	(1.226)	(7.604)	(4.069)
Net Asset Value, End of Period	$45.59	$43.26	$39.46	$36.51	$67.18

Total Return	7.56%	12.12%	12.09%	-37.94%	14.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,771	$13,381	$12,060	$11,611	$20,250
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.27%	0.27%	0.22%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.16%	3.07%	2.76%	2.29%
Portfolio Turnover Rate	23%	29%	41%	37%	51%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Windsor II Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance for the preceding five years, relative to the Russell 1000 Value Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $121,000 for the year ended October 31, 2011.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $4,955,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $5,314,000 to

Windsor II Fund

Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2011, these arrangements reduced the fund’s expenses by $1,836,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	32,447,913	272,476	—
Temporary Cash Investments	1,071,950	41,097	—
Futures Contracts—Assets[1]	632	—	—
Futures Contracts—Liabilities[1]	(6,694)	—	—
Total	33,513,801	313,573	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2011	678	211,756	15,617
E-mini S&P 500 Index	December 2011	196	12,243	(286)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2011, the fund had $248,038,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $4,227,031,000 to offset future net capital gains of $2,413,390,000 through October 31, 2016, $1,639,579,000 through October 31, 2017, and $174,062,000 through October 31, 2018.

At October 31, 2011, the cost of investment securities for tax purposes was $30,068,028,000. Net unrealized appreciation of investment securities for tax purposes was $3,765,408,000, consisting of unrealized gains of $7,867,674,000 on securities that had risen in value since their purchase and $4,102,266,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $7,809,705,000 of investment securities and sold $10,263,425,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,713,967	66,276	2,009,504	85,359
Issued in Lieu of Cash Distributions	397,055	15,092	442,058	19,182
Redeemed	(5,126,099)	(199,599)	(4,172,968)	(177,358)
Net Increase (Decrease)—Investor Shares	(3,015,077)	(118,231)	(1,721,406)	(72,817)
Admiral Shares
Issued	2,931,963	64,388	1,630,761	38,483
Issued in Lieu of Cash Distributions	298,134	6,381	264,736	6,476
Redeemed	(2,575,680)	(56,099)	(1,725,129)	(41,294)
Net Increase (Decrease)—Admiral Shares	654,417	14,670	170,368	3,665

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2010		Proceeds from		Oct. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Centerpoint Energy Inc.	385,047	55,230	8,552	19,084	539,650
Cooper Industries plc	632,635	23,356	57,177	12,993	608,824
ITT Corp.	439,950	—	25,443	8,861	NA1
Quest Diagnostics Inc.	460,663	98,554	531,188	1,023	NA1
Service Corp. International	182,129	—	3,874	4,090	215,275
Wyndham Worldwide Corp.	397,614	9,796	336,266	5,449	NA1
	2,498,038			51,500	1,363,749
1 Not applicable—at October 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2011

Special 2011 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $723,271,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.48%	-0.86%	4.69%
Returns After Taxes on Distributions	7.16	-1.70	3.94
Returns After Taxes on Distributions and Sale of Fund Shares	5.30	-0.78	3.95

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$919.43	$1.69
Admiral Shares	1,000.00	920.00	1.31
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2011: $64,000
Fiscal Year Ended October 31, 2010: $60,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2011: $3,978,540
Fiscal Year Ended October 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2011: $1,341,750
Fiscal Year Ended October 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2011: $373,830
Fiscal Year Ended October 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the
Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2011: $16,000
Fiscal Year Ended October 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2011: $389,830
Fiscal Year Ended October 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 20, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444,
Incorporated by Reference.